Organization	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization
Note 1 — Organization
American Realty Capital — Retail Centers of America, Inc. (the "Company") acquired and owns anchored, stabilized core retail properties, including power centers and lifestyle centers, which are located in the United States and were at least 80.0% leased at the time of acquisition. The Company purchased its first property and commenced active operations in June 2012. As of December 31, 2016, the Company owned 35 properties with an aggregate purchase price of $1.2 billion, comprised of 7.5 million rentable square feet, which were 92.6% leased.
The Company, incorporated on July 29, 2010, is a Maryland corporation that elected and qualified to be taxed as a real estate investment trust for U.S. federal income tax purposes ("REIT") beginning with the taxable year ended December 31, 2012. Substantially all of the Company's business is conducted through American Realty Capital Retail Operating Partnership, L.P. (the "OP"), a Delaware limited partnership, and its wholly-owned subsidiaries.
On March 17, 2011, the Company commenced its initial public offering (the "IPO") on a "reasonable best efforts" basis of up to 150.0 million shares of common stock, $0.01 par value per share, at a price of $10.00 per share, subject to certain volume and other discounts. The IPO closed on September 12, 2014. On September 22, 2014, the Company registered an additional 25.0 million shares of common stock to be used under the distribution reinvestment plan (the "DRIP") pursuant to a registration statement on Form S-3D (File No. 333-198864). As of December 31, 2016, the Company had 99.3 million shares of common stock outstanding, including unvested restricted shares and shares issued pursuant to the DRIP and had received total proceeds from the IPO and the DRIP, net of repurchases, of $983.8 million.
The Company has no employees. The Company retained American Realty Capital Retail Advisor, LLC (the "Advisor") to manage its affairs on a day-to-day basis. The Advisor is under common control with AR Global Investments, LLC (the successor business to AR Capital, LLC, the "Parent of the Sponsor" or "AR Global"), the parent of the Company's sponsor, American Realty Capital IV, LLC (the "Sponsor"), as a result of which it is a related party of the Company.
The Advisor was previously party to a service agreement, a property management and a leasing agreement with an independent third party, Lincoln Retail REIT Services, LLC, a Delaware limited liability company ("Lincoln"), pursuant to which Lincoln provided, subject to the Advisor's oversight, real estate-related services, including acquisition, disposition, asset management and property management services, and leasing and construction oversight, as needed. The Advisor passed through to Lincoln a portion of the fees and/or other expense reimbursements payable to the Advisor for the performance of certain real estate-related services. In connection with the Mergers (as defined below), the AFIN Advisor (as defined below) engaged in discussions with Lincoln for the engagement of Lincoln as the service provider for certain of the Company’s retail properties that are now owned by AFIN, such that Lincoln would provide acquisition, property management and leasing services related to such retail properties. However, the AFIN Advisor and Lincoln were unable to enter into a satisfactory definitive agreement prior to the closing of the Mergers, and, on February 16, 2017, the Company provided Lincoln with notice of termination of the service agreement, the property management agreement and the leasing agreement. The AFIN Advisor and Lincoln continue to engage in discussions related to Lincoln providing such retail properties certain services.